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                                                                 EXHIBIT 10.58.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and dated as of the 31st day of December, 1998, by and among SANWA BANK CALIFORNIA, ("Sanwa"), SANWA, in its capacity as agent for the Lenders party to the Credit Agreement referred to below (the "Agent") (and as the long term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), the Lenders from time to time party to the Credit Agreement referred to below and FIDELITY NATIONAL FINANCIAL, INC. (the "Company").

                                    RECITALS

        A. Pursuant to that certain Credit Agreement dated as of August 1, 1998, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

        B. The Company, the Agent and the Lenders desire to modify the Credit Agreement in certain respects as set forth more particularly below.

        NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

    1. Increase in Capital Expenditures. To reflect the agreement of the parties to increase the aggregate amount of Capital Expenditures that the Company may make in any fiscal year, effective as of the Effective Date (as such term is defined in Paragraph 4 below) Paragraph 9(j) of the Credit Agreement is hereby amended to read in its entirety as follows:

                      "9(j) Capital Expenditures. And shall not permit any Subsidiary to, make Capital Expenditures in excess of $25,000,000.00 in the aggregate for the Company and all Subsidiaries during any fiscal year; provided, however, that the limitations contained in this Paragraph 9(j) shall not apply to Capital Expenditures associated with Permitted Acquisitions."

        2. Amendment of Definition. To reflect the agreement of the parties to amend the definition of the term "Primary Quality Investments" set forth in Annex I to the Credit Agreement, effective as of the Effective Date subparagraph
(d) of such term is hereby amended to read in its entirety as follows:


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                      "(d) Commercial paper issued by obligors rated at least
        investment grade by Standard and Poor's Corporation (or bearing an equivalent rating of another nationally recognized rating agency) with a maturity not to exceed ninety (90) days and in an aggregate amount not to exceed $5,000,000.00 per issuing institution."

            3. Reaffirmation of Loan Documents. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Lenders under the Loan Documents or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) the Loan Documents remain in full force and effect.

        4. Effective Date. This Amendment shall be effective retroactive to December 31, 1998 on the date (the "Effective Date") that there has been delivered to the Agent:

               (a) A copy of this Amendment, duly executed by each party hereto;

               (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may reasonably request.

            5. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

               (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

               (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

            6. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.


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          7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                            FIDELITY NATIONAL FINANCIAL, INC.,
                                            a Delaware corporation


                                            By:     /s/ Allen D. Meadows
                                                    ----------------------------
                                            Name:   Allen D. Meadows
                                                    ----------------------------
                                            Title:  EVP & CFO
                                                    ----------------------------


                                            SANWA BANK CALIFORNIA, as Agent
                                            and as a Lender


                                            By:     /s/ S. L. Skelton
                                                    ----------------------------
                                            Name:   S. L. Skelton
                                                    ----------------------------
                                            Title:  VP
                                                    ----------------------------


                                            COMERICA BANK - CALIFORNIA, as a
                                            Lender


                                            By:     /s/ Mario DePasquale
                                                    ----------------------------
                                            Name:   Mario DePasquale
                                                    ----------------------------
                                            Title:  AVP
                                                    ----------------------------


                                            FIRST BANK & TRUST, as a Lender


                                            By:     /s/ Alison A. Davis
                                                    ----------------------------
                                            Name:   Alison A. Davis
                                                    ----------------------------
                                            Title:  VP
                                                    ----------------------------



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                                            SUN TRUST BANK, CENTRAL FLORIDA,
                                            N.A., as a Lender


                                            By:
                                                    ----------------------------
                                            Name:
                                                    ----------------------------
                                            Title:
                                                    ----------------------------


                                            THE SUMITOMO BANK, LIMITED, LOS
                                            ANGELES BRACH, as a Lender


                                            By:     /s/ Al Galluzzo
                                                    ----------------------------
                                            Name:   Al Galluzzo
                                                    ----------------------------
                                            Title:  SVP
                                                    ----------------------------


                                            WELLS FARGO BANK, N.A., as a Lender


                                            By:     /s/ Timothy A. McDevitt
                                                    ----------------------------
                                            Name:   Timothy A. McDevitt
                                                    ----------------------------
                                            Title:  VP
                                                    ----------------------------






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